Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events

Note 26. Subsequent events

The Group evaluated subsequent events and transactions that occurred after the balance sheet date up to December 24, 2024, the date the financial statements were available to be issued.

On January 15, 2024, Nuvini entered into distinct subscription agreements with specific PIPE investors. These investors agreed to subscribe to and purchase 1,358,824 shares, at a conversion price of US$1.700, in return for an investment of US$2,310,000.

In January 2024, Nuvini received a notice of deficiency (the “Board Departure Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) relating to the resignation of Mr. Randy Millian from the board of directors of Nuvini and the audit committee of the board of directors. With the resignation of Mr. Millian, Nuvini ceased to be in compliance with Nasdaq Listing Rule 5605(c)(2)(A) requiring three independent members on its audit committee. The Board Departure Notice indicated that, consistent with Nasdaq Listing Rule 5605(c)(4), Nasdaq will provide Nuvini a cure period in order to regain compliance until the earlier of the Company’s next annual shareholders’ meeting or December 30, 2024 or, if the next annual shareholders’ meeting is held before June 26, 2024, then the Company must evidence compliance no later than June 26, 2024. On February 5, 2024, Nuvini announced the appointment of Mr. João Antônio Dantas Bezerra Leite as Board Member and Audit Committee Chair and has cured the Board Departure Notice deficiency.

In May 2024, Nuvini received a notice of non-compliance (the “20-F Notice”) from the Listing Qualifications Department of the Nasdaq stating that Nuvini was not in compliance with Nasdaq Listing Rule 5250(c)(1) because Nuvini did not timely file its annual report for the fiscal year ended December 31, 2023 on Form 20-F with the SEC. The Notice indicated that, consistent with Nasdaq rules for continued listing, Nuvini would have 60 calendar days from the date of the Notice, or until July 16, 2024, to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. On November 12, 2024, Nasdaq issued a Staff Determination Letter to the Company. On November 15, the Company formally requested a hearing and submitted a plea to remain listed. On November 22, the Company received confirmation of the hearing date and time, scheduled for January 14, 2025, at 11:00a.m. (E.T.). This date serves as the deadline for the Company to present a formal compliance plan and demonstrate its efforts to regain compliance.

In addition, Nuvini received a notification letter (the “Bid Price Notice”) dated November 1, 2024, from the Listing Qualifications Department of the Nasdaq notifying Nuvini that the minimum bid price per share of its ordinary shares was below US$1.00 for a period of 30 consecutive business days and that the Company did not meet the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has a compliance period of one hundred eighty (180) calendar days from the Bid Price Notice, or until April 30, 2025 (the “Compliance Period”), to regain compliance with Nasdaq’s Minimum Bid Price Requirement. If at any time during the Compliance Period, the closing bid price per share of the Company’s ordinary shares is at least US$1.00 for a minimum of ten (10) consecutive business days, Nasdaq will provide the Company a written confirmation of compliance and the matter will be closed.

On November 1, 2024, Nuvini entered into a Convertible Promissory Note Purchase Agreement (the “Note Purchase Agreement”) with Heru Investment Holdings Ltd., an entity controlled by the Company’s Chief Executive Officer, and other investors (collectively, the “Investor”), for the purchase of convertible promissory notes (the “Convertible Notes”) in the principal amount of at least US$2,900,000 and up to US$5,000,000. The Convertible Notes shall mature within 12 months from the issuance date (the “Maturity Date”) and interest shall accrue at an annual rate of 5.00%, calculated on the basis of a 365-day year. Prior to the Maturity Date, the Investors shall have the option to convert the Convertible Notes into ordinary shares of the Company resulting from the division of the principal amount and accrued interest under the Convertible Notes by a conversion price of US$1.10 per ordinary share. The transaction is expected to close within 90 days from the date of the Note Purchase Agreement.

On November 1, 2024, Nuvini completed the issuance and sale in a private placement of a total of 766,957 ordinary shares of Nuvini for gross proceeds of approximately US$580,824, or US$0.75 per share (the “Per Share Purchase Price”) in accordance with the terms and conditions of subscription agreements (the “Subscription Agreements”) entered into with each of the investors in the private placement (the “Investors”).

Under the Subscription Agreements, each Investor also received a put option (“Put Option”) pursuant to which, commencing on the one year anniversary of the closing of the private placement, each Investor has the right to sell to the Company all or any portion of the ordinary shares such Investor purchased under its respective Subscription Agreement at a sale price per share equal to 120% of the Per Share Purchase Price. The Put Options automatically terminate on the earlier of (i) the second-year anniversary of the closing of the private placement and (ii) the first date on which the closing sale price of the Company’s ordinary shares as reported by Nasdaq equals or exceeds US$5.00 for twenty (20) trading days (whether or not consecutive) during any period of thirty (30) consecutive trading days. The Subscription Agreements also provide the Investors with certain registration rights to file a registration statement with the Securities and Exchange Commission covering the resale of the ordinary shares purchased under the Subscription Agreements. The ordinary shares sold in the private placement were sold pursuant to the exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended.

On November 7, 2024, and November 17, 2024, Nuvini entered into distinct subscription agreements with specific PIPE investors. These investors agreed to subscribe to and purchase 1,213,714 ordinary shares, at a conversion price of US$0.7573, in exchange for an investment of US$919,158.

As of December 24, 2024, no deferred and contingent consideration amounts owed on the third installments of Leadlovers, Onclick, Datahub and Ipe due in February 2024 and April 2024 have been paid by the Company. All installments due dates have been extended to December 31, 2024. The Company is working on issuing amendments to the deferred and contingent consideration agreements, which will further extend the due date of the installments owed to 2025. Past due payments on the installments have been accruing interest and penalties, calculated as a percentage of the total amount owed, which is included in the outstanding deferred and contingent consideration totals as of December 31, 2023.